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                                                                     Exhibit 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into BB&T Corporation's previously filed Registration Statement File Nos. 33-52367, 33-57865, 33-57867, 33-57871, 333-
03989, 333-50035, 333-69823 and 333-81471 filed on Form S-8 and Registration
Statement File Nos. 33- 57859, 33-57861, 333-02899, 333-27755 and 333-35879
filed on Form S-3.

                                          Arthur Andersen LLP

Charlotte, North Carolina,
September 3, 1999.

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